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                             LOAN PURCHASE AGREEMENT


                                     between


                        FFCA LOAN WAREHOUSE CORPORATION,


                                  as Depositor,


                                       and


                          FFCA ACQUISITION CORPORATION,


                               as Loan Originator,



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                           Dated as of August 14, 1998
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I.
                                   DEFINITIONS

Section 1.1       Definitions..................................................1

                                   ARTICLE II.
                    SALE OF LOANS; PAYMENT OF PURCHASE PRICE

Section 2.1       Sale of Loans to Depositor...................................1
Section 2.2       Obligations of Loan Originator...............................3
Section 2.3       Securitizations; Transfer Obligation.........................5

                                  ARTICLE III.
               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1       Loan Originator Representations and Warranties...............7

                                   ARTICLE IV.
                           LOAN ORIGINATOR'S COVENANTS

Section 4.1       Covenants of the Loan Originator.............................8

                                   ARTICLE V.
                     INDEMNIFICATION BY THE LOAN ORIGINATOR

Section 5.1       Indemnification..............................................8
Section 5.2       Limitation on Liability of the Loan Originator...............9
Section 5.3       Indemnification..............................................9
Section 5.4       Procedure....................................................9
Section 5.5       Defense of Claims............................................9

                                   ARTICLE VI.
                                   TERMINATION

Section 6.1       Termination.................................................10

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

Section 7.1       Amendment...................................................10
Section 7.2       Governing Law...............................................10
Section 7.3       Notices.....................................................10
Section 7.4       Severability of Provisions..................................11
Section 7.5       Counterparts................................................11

                                      -i-
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Section 7.6       Further Agreements..........................................11
Section 7.7       Intention of the Parties....................................11
Section 7.8       Successors and Assigns; Assignment of Purchase Agreement....12
Section 7.9       Survival....................................................12
Section 7.10      Successors and Assigns......................................12



                                     EXHIBIT

Exhibit A         Form of LPA Assignment

                  LOAN PURCHASE AGREEMENT (the "PURCHASE AGREEMENT"), dated as of August 14, 1998, between FFCA ACQUISITION CORPORATION("FFCA ACQUISITION
CORP." or the "LOAN ORIGINATOR"), and FFCA LOAN WAREHOUSE CORPORATION (the "DEPOSITOR").

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, the Loan Originator owns and from time to time originates Loans secured primarily by mortgages, deeds of trust and security deeds on certain Loan Collateral and the Loan Documents related thereto;

                  WHEREAS, the parties hereto desire that on each Transfer Date the Loan Originator sell all its right, title and interest in and to the Loans and the related Loan Documents to Depositor pursuant to the terms of this Purchase Agreement; and

                  WHEREAS, pursuant to the terms of a Sale and Servicing Agreement, dated as of August 14, 1998 (the "SALE AND SERVICING AGREEMENT"), among FFCA Franchise Loan Owner Trust 1998-1, as issuer (the "ISSUER"), the
Depositor, FFCA Acquisition Corp., as Loan Originator, Franchise Finance Corporation of America, as Servicer and LaSalle National Bank, as indenture trustee (the "INDENTURE TRUSTEE"), the Depositor will sell, transfer, assign and otherwise convey to the Issuer all of its right, title and interest in and to the Loans and related Loan Documents and this Purchase Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                  Section 1.1 DEFINITIONS. Capitalized terms used but not defined herein have the meanings assigned thereto in the Sale and Servicing Agreement.

                                   ARTICLE II.
                    SALE OF LOANS; PAYMENT OF PURCHASE PRICE

                  Section 2.1 SALE OF LOANS TO DEPOSITOR. (a) On the terms and conditions of this Purchase Agreement, on each Transfer Date, the Loan Originator agrees to offer for sale and sell Loans and deliver the related Loan Documents to or at the direction of the Depositor. To the extent the Depositor has or is able to obtain sufficient funds for the purchase thereof, the Depositor agrees to purchase such Loans offered for sale by the Loan Originator.

                  (b) The price paid by the Depositor for the Loans sold on each Transfer Date (the "SALE Price") shall be the lesser of (i) the product of (x) an amount equal to the average of the Advance Factors with respect to the Loans conveyed on such date, weighted by Transfer Cut-off Date Principal Balances multiplied by (y) the sum of the Transfer Cut-off Date Principal Balances of the Loans conveyed as of such Transfer Date, and (ii) the product of (x) the average

Maximum Advance Factors of the Loans conveyed on such date weighted by Transfer Cut-off Date Principal Balances multiplied by (y) the sum of the Market Value of all Loans conveyed on such date, in either case subtracting from the product any Overcollateralization Shortfall as of such date.

                  (c) On each Transfer Date, the Loan Originator shall convey to the Depositor the Loans and the other property and rights related thereto described in the related LPA Assignment, the Depositor shall cause the deposit of cash in the amount of the Sale Price in the Advance Account, and the Servicer shall, promptly after such deposit, withdraw the Sale Price deposited in respect of applicable Additional Note Principal Balance from the Advance Account, and distribute such amount to or at the direction of the Loan Originator, only upon the satisfaction of each of the following conditions on or prior to such Transfer Date:

                  (i) the Loan Originator shall have delivered to the Issuer, the Depositor and the Initial Noteholder duly executed Assignments, which shall have attached thereto a Loan Schedule setting forth the appropriate information with respect to all Loans conveyed on such Transfer Date and shall have delivered to the Initial Noteholder a computer readable transmission of such Loan Schedule;

                  (ii)  the  Loan   Originator   shall  have  deposited  in  the
         Collection Account, all collections received with respect to each of the Loans after but not including the applicable Transfer Cutoff Date;

                  (iii) as of such date, neither the Loan Originator nor the Depositor shall (a) be insolvent, (b) be made insolvent by its respective sale of Loans or (c) have reason to believe that its insolvency is imminent;

                  (iv) the Revolving Period shall not have terminated;

                  (v) the Loan Originator shall have delivered to the Initial Noteholder the Due Diligence Packages for such Loans as are to be transferred on such Transfer Date at least five Business Days prior to such Transfer Date, and the Initial Noteholder shall have completed its due diligence investigation of such Loans and shall have approved, in its sole discretion, each such Loan;

                  (vi) the Loan Originator shall have delivered the Indenture Trustee's Loan File to the Custodian in accordance with the Custodial Agreement and the Initial Noteholder shall have received a copy of the Loan Schedule and Exceptions Report;

                  (vii) each of the representations and warranties made by the Loan Originator pursuant to SECTION 3.04 of the Sale and Servicing Agreement with respect to the Loans shall be true and correct as of the related Transfer Date with the same effect as if then made, and the Loan Originator shall have performed all obligations to be performed by it under each of the Basic Documents on and prior to such Transfer Date;

                  (viii) the Loan Originator shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Loans identified in the related LPA Assignment have been sold to the Depositor pursuant to this Purchase Agreement;

                  (ix) the Loan Originator shall have taken any action required to maintain the ownership interest of the Depositor in the Trust Estate and the first perfected security interest therein of the Indenture Trustee;

                  (x) no selection procedures believed by the Loan Originator to be adverse to the interests of the Noteholders shall have been utilized in selecting the Loans to be conveyed on such Transfer Date;

                  (xi) the Loan Originator shall have provided the Depositor, the Issuer, the Indenture Trustee and the Initial Noteholder no later than two Business Days prior to the issuance of Additional Note Principal Balance, a Notice of Additional Note Principal Balance;

                  (xii) after giving effect to the Additional Note Principal Balance purchased on such date, the Note Principal Balance will not exceed the Maximum Note Principal Balance; and

                  (xiii) all conditions precedent to the Initial Noteholder's purchase of Additional Note Principal Balance pursuant to the Note Purchase Agreement shall have been fulfilled as of such date.

                  (d) Subject to Section 7.7 hereof, the parties hereto intend that each of the conveyances contemplated hereby be sales from the Loan
Originator to the Depositor of all of the Loan Originator's right, title and interest in and to the Loans and other property described above. In the event the transactions set forth herein are deemed not to be a sale, the Loan Originator hereby grants to the Depositor a security interest in all of the Loan Originator's right, title and interest in, to and under the Loans and other property described above, whether now existing or hereafter created, to secure all of the Loan Originator's obligations hereunder; and this Purchase Agreement shall constitute a security agreement under applicable law.

                  Section 2.2       OBLIGATIONS OF LOAN ORIGINATOR.

                  (a) On or prior to the Closing Date and each Transfer Date, the Initial Noteholder shall have received evidence satisfactory to it of (i) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Initial Noteholder, desirable to perfect or evidence the assignment by the Loan Originator to the Depositor of the Loan Originator's ownership interest in the Trust Estate including, without limitation, the Loans and related property and the proceeds thereof, (ii) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Initial Noteholder, desirable to perfect or evidence the assignment by the Depositor to the Issuer of the Depositor's ownership interest in the Trust Estate including, without limitation, the Loans and the proceeds thereof and
(iii) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Initial Noteholder, desirable to perfect or evidence the grant of a first priority perfected security interest in the Trust's ownership interest in the Trust Estate including, without limitation, the Loans and the proceeds thereof in favor of the Indenture Trustee. The Loan Originator agrees to file all necessary continuation statements and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate structure of the Loan Originator, Depositor or Issuer and to file any additional UCC-1 financing statements required due to a change in the principal office of the Loan Originator, Depositor or Issuer as are necessary to perfect the interest of the Depositor, the Trust and the Indenture Trustee in and to the Trust Estate and to take such other action as may be necessary or, in the opinion of the Depositor or the Initial Noteholder, desirable to perfect or evidence the Depositor's, Trust's and Indenture Trustee's interest in the Loans and Loan Documents conveyed under the Basic Documents.

                  (b) In connection with each sale of a Loan hereunder, the Loan Originator shall deliver to, and deposit with the Custodian, on behalf of the Indenture Trustee, as assignee of the Depositor, on or before the related Transfer Date the Indenture Trustee's Loan File with respect to each Loan conveyed on such Transfer Date.

                  It is understood and agreed that the obligations set forth in this Section 2.2(b) shall survive delivery of the respective Indenture Trustee's Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Indenture Trustee and the Owner Trustee, for the benefit of the Issuer.

                  With respect to any Loans which are set forth as exceptions in the Loan Schedule and Exceptions Report, the Loan Originator shall cure such exception, repurchase such Loan or provide a Qualified Substitute Loan in accordance with Sections 2.05 and 3.05 of the Sale and Servicing Agreement. The obligations of the Loan Originator set forth in Sections 2.05 and 3.05 of the Sale and Servicing Agreement to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Depositor respecting a breach of the Loan Originator's obligations contained in this Section 2.2(b).

                  (c) In connection with each sale of a Loan hereunder, the Loan Originator shall deliver to, and deposit with the Servicer, as the designated agent of the Indenture Trustee, as assignee of the Depositor, on or before the related Transfer Date the Servicer's Loan File with respect to each Loan conveyed on such Transfer Date.

                  (d) The Loan Originator hereby further confirms to the Depositor that, on or prior to each Transfer Date it shall cause the portions of the Loan Originator's electronic ledger relating to the Loans to be clearly and unambiguously marked to indicate that the Loans have been sold to the Depositor.

                  (e) On and after each Transfer Date, the Depositor shall own the Loans which have been identified as being sold to the Depositor under
Section  2.1  hereof  and  the  Loan  Originator   shall  not  take  any  action
inconsistent with such ownership and shall not claim any ownership interest in any such conveyed Loan.

                  Section 2.3 SECURITIZATIONS; TRANSFER OBLIGATION.

                  (a) SECURITIZATIONS. (i) In consideration of the consideration received from the Depositor under this Purchase Agreement, the Loan Originator hereby agrees and covenants that in connection with each Securitization it shall effect the following at the direction of the Majority Noteholders:

                  (A) make such representations and warranties concerning the Loans as of the "cutoff date" of the related Securitization to the Securitization Participants as may be necessary to effect the Securitization and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Securitization Participants, to effect such Securitization; provided, that neither the Loan Originator nor the Depositor shall be required to make any representation or warranty beyond the scope or substance of the representations and warranties delineated in the Sale and Servicing Agreement;

                  (B) supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination and servicing of the Loans as any Securitization Participant shall reasonably request to effect a Securitization and enter into such indemnification agreements relating to or in connection with the Securitization as the Majority Noteholders may reasonably require;

                  (C) make itself available for and engage in good faith consultation with the Securitization Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Loan Originator or the Loans in connection with a Securitization and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

                  (D) to implement the foregoing and to otherwise effect a Securitization, enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may be required of or deemed appropriate by the Securitization Participants in order to effect a Securitization; and

                  (E) take such further actions as may be reasonably necessary to effect the foregoing.

                  PROVIDED, that notwithstanding anything in this Purchase Agreement to the contrary, (a) the Loan Originator shall have no liability for the Loans arising from or relating to the ongoing ability of the related Borrowers to pay under the Loans; (b) none of the indemnities hereunder shall constitute an unconditional guarantee by the Loan Originator of collectibility of the Loans; (c) the Loan Originator shall have no obligation with respect to the financial inability of any Borrower to pay principal, interest or other amount owing by such Borrower under a Loan and (d) the Loan Originator shall only be required to enter into documentation in connection with Securitizations that is consistent with industry practice with respect to Securitizations among similarly situated parties.

                  (ii) In connection with Securitizations, the Loan Originator shall retain such underwriters as shall be agreed in writing between the Loan Originator and the Initial Noteholder.

                  (iii) CONDITIONS TO SECURITIZATIONS. The following conditions shall apply to all Securitizations:

                  (A) As long as no Event of Default or Default shall have occurred and be continuing under the Sale and Servicing Agreement or the Indenture, the Servicer shall continue to service the Loans included in any Securitization.

                  (B) The Loan Originator shall, in connection with a Securitization, cause FFCA to obtain an Opinion of Counsel to the effect that the securities issued shall be treated as the issuance of debt instruments by FFCA or a wholly-owned Affiliate thereof.

                  (b) TRANSFER OBLIGATION. In consideration of the consideration received from the Depositor under this Purchase Agreement and the other Basic Documents, the Loan Originator hereby agrees and covenants that:

                  (i) In connection with each Securitization it shall fund, or cause to be funded, reserve funds, pay credit enhancer fees, pay, or cause to be paid, underwriting fees, fund any difference between the cash Securitization Proceeds and the aggregate Note Principal Balance at the time of such Securitization, and make, or cause to be made, such other payments as may be, in the reasonable opinion of the Securitization Participants, necessary to effect Securitizations as required by the Majority Noteholders;

                  (ii) In connection with Hedging Instruments, on the Business Day prior to each Payment Date, it shall deliver to the Indenture Trustee for deposit into the Transfer Obligation Account any Hedge
         Funding  Requirement  (to the extent  amounts  available on the related
         Payment Date pursuant to Section 5.01(c)(2)(ii) of the Sale and Servicing Agreement are insufficient to make such payment), when as and if due to any Hedging Counterparty;

                  (iii) If any Interest Carry-Forward Amount shall occur, it shall deposit into the Transfer Obligation Account any such Interest Carry-Forward Amount on or before the related Payment Date;

                  (iv) If on any Business Day, the Overcollateralization Shortfall exceeds the greater of (x) 1% of the aggregate Principal Balance of all Loans in the Loan Pool as of the prior Business Day and
         (y) $250,000, it shall, on such Business Day, deposit into the Transfer Obligation Account the full amount of the Overcollateralization Shortfall as of such date; and

                  (v) Notwithstanding anything to the contrary herein, in the event of the occurrence of an Event of Default under the Indenture, the Loan Originator shall promptly deposit into the Transfer Obligation Account the entire amount of the Unfunded Transfer Obligation or the Postsecuritization Unfunded Transfer Obligation, as applicable; provided, that if such Event of Default is waived by the Majority Noteholders, all such deposited funds shall be returned to the Loan Originator by the Indenture Trustee in accordance with Section 5.05(j) of the Sale and Servicing Agreement;

PROVIDED, that notwithstanding anything to the contrary contained herein, the Loan Originator's cumulative payments under or in respect of the Transfer Obligations (after subtracting therefrom any amounts returned to the Loan Originator pursuant to clause (v) above), together with (i) the aggregate amount of reductions to the Sale Price in respect of Overcollateralization Shortfalls and (ii) the Servicer's payments in respect of any Servicer Puts, shall not in the aggregate exceed the Unfunded Transfer Obligation or the Postsecuritization Unfunded Transfer Obligation, as applicable.

                  (c) The Loan Originator agrees that the Noteholders, as ultimate assignee of the rights of the Depositor under this Purchase Agreement and the other Basic Documents, may enforce the rights of the Depositor directly against the Loan Originator.

                                  ARTICLE III.
                               REPRESENTATIONS AND
                         WARRANTIES; REMEDIES FOR BREACH

                  Section 3.1 LOAN  ORIGINATOR  REPRESENTATIONS  AND WARRANTIES.
(a) The Loan Originator makes each of the representations and warranties to the Depositor as of the Closing Date and as of each Transfer Date as are set forth in Section 3.02 of the Sale and Servicing Agreement.

                  (b) The Loan Originator further makes each of the representations and warranties to the Depositor as of each Transfer Date as are set forth in Section 3.04 of the Sale and Servicing Agreement with respect to the Loans conveyed on such Transfer Date.

                  (c) It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Indenture Trustee's Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Indenture Trustee and the Issuer. Upon the discovery by either of the Loan Originator or the Depositor that any of the representations and warranties of the Loan Originator in Sections 3.02 and 3.04 of the Sale and Servicing Agreement are determined to be untrue in a manner that materially and adversely affects the value of the Loans, or the interests of the Securityholders in, any Loan with respect to which such representation or warranty is made and the Loan Originator shall fail to cure such breach within the time period specified in Section 3.05 of the Sale and Servicing Agreement, the Loan Originator shall be obligated to repurchase or substitute the affected Loan(s) in accordance with the provisions of Sections 2.05 and 3.05 of the Sale and Servicing Agreement promptly upon receipt of written instructions from the Majority Noteholders. The obligations of the Loan

Originator set forth in Sections 2.05 and 3.05 of the Sale and Servicing Agreement to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Depositor respecting a breach of the representations and warranties contained in this
Section 3.1(b).

                                   ARTICLE IV.
                           LOAN ORIGINATOR'S COVENANTS

                  Section 4.1 COVENANTS OF THE LOAN ORIGINATOR. The Loan Originator hereby covenants that except for the sales hereunder, the Loan
Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on, any Loan, or any interest therein; and the Loan Originator will defend the right, title and interest of the Trust, as assignee of the Depositor, in, to and under the Loans, against all claims of third parties claiming through or under the Loan Originator.

                  Whenever and so often as requested by the Depositor or the Loan Originator or the Lender, the other party promptly will execute and deliver or cause to be executed and delivered all such other and further instruments, documents, or assurances, and promptly do or cause to be done all such other things, as may be necessary and reasonably required to vest more fully in the requesting party all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred upon it by this Purchase Agreement.

                                   ARTICLE V.
                     INDEMNIFICATION BY THE LOAN ORIGINATOR

                  Section 5.1 INDEMNIFICATION. The Loan Originator agrees to indemnify and hold harmless the Depositor and the Noteholders, as the ultimate assignees from the Depositor, from and against any loss, liability, expense, damage, claim or injury arising out of or based on any breach of any representation, warranty or covenant of the Loan Originator in this Purchase Agreement or any other Basic Document, including, without limitation, in connection with the origination or prior servicing of the Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Loan Originator, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; PROVIDED that the Loan Originator shall not indemnify the Depositor if such loss, liability, expense, damage or injury is due to either the Depositor's willful misfeasance, bad faith or negligence or by reason of the Depositor's reckless disregard of its obligations hereunder;
provided, further, that the Loan Originator shall not be so required to indemnify the Depositor or any Noteholder or to otherwise be liable to the Depositor or any Noteholder for any losses in respect of the performance of the Loans, the creditworthiness of the Borrowers under the Loans, changes in the market value of the Loans or other, similar investment risks associated with the Loans arising from a breach of any representation or warranty set forth in
Section  3.1(a) or (b)  hereof,  a remedy for the breach of which is provided in
Section 3.1(c) hereof. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

                  Section 5.2 LIMITATION ON LIABILITY OF THE LOAN ORIGINATOR. None of the directors or trustees or officers or employees or agents of the Loan Originator shall be under any liability to the Depositor or the Noteholders, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Purchase Agreement; PROVIDED, HOWEVER, that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder. Except as expressly provided herein and in the other Basic Documents, the Loan Originator shall not be under any liability to the Trust, the Trustee or the Securityholders. The Loan Originator and any director or officer or employee or agent of the Loan Originator may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  Section 5.3 INDEMNIFICATION. The Loan Originator hereby agrees to indemnify and hold harmless the Depositor and the Noteholders as the Depositor's ultimate assignees, and their respective officers, directors and Affiliates (each, an "INDEMNIFIED PARTY") against any and all losses, claims, damages, liabilities or expenses (including legal and accounting fees) (collectively, "LOSSES"), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any untrue statement by the Loan Originator of any material fact or the Loan Originator's failure to state a material fact necessary to make such statements not misleading with respect to any Referenced Documents (as defined in Section 3.02(h) of the Sale and Servicing Agreement); provided, however, that the Loan Originator shall not be so required to indemnify the Depositor or any Noteholder or to otherwise be liable to the Depositor or any Noteholder hereunder for any such losses arising from a breach of any representation or warranty set forth in Section 3.1(a) or 3.1(b) hereof, a remedy for the breach of which is provided in Section 3.1(c) hereof.

                  Section 5.4 PROCEDURE. With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "THIRD PARTY CLAIM"), such Indemnified Party shall notify the Loan Originator in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Loan Originator shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Loan Originator, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder.

                  Section 5.5 DEFENSE OF CLAIMS. If a Third Party Claim is made against an Indemnified Party, (a) the Loan Originator will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by the Loan Originator, provided that in connection with such assumption (i) such counsel is not reasonably objected to by the Indemnified Party and (ii) the Loan Originator first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full. Should the Loan Originator so elect to assume the defense of a Third Party Claim, the Loan Originator will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Loan Originator elects to assume the defense of a Third Party Claim, the Indemnified  Party will
(i) cooperate in all reasonable respects with the Loan Originator in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Loan Originator's prior written consent, as the case may be. If the Loan Originator shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Loan Originator does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Loan Originator of such terms and the Loan Originator will promptly reimburse the Indemnified Party upon written request. Anything contained in this Note Purchase Agreement to the contrary notwithstanding, the Loan Originator shall not be entitled to assume the defense of any part of a Third Party Claim that seeks an order, injunction or other equitable relief or relief for other than money damages against an Indemnified Party unless the Loan Originator has demonstrated to such Indemnified Party reasonable financial capacity to meet its obligations with respect to such Third Party Claim.

                                   ARTICLE VI.
                                   TERMINATION

                  Section 6.1 TERMINATION. The respective obligations and responsibilities of the Loan Originator and Depositor created hereby shall terminate, except for the Loan Originator's and Depositor's indemnity obligations as provided herein, upon the termination of the Trust as provided in
Article XI of the Sale and Servicing Agreement.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

                  Section 7.1 AMENDMENT. This Purchase Agreement may be amended from time to time with the prior written consent of the Majority Noteholders, in their sole discretion, by a written agreement signed by the Loan Originator and the Depositor.

                  Section 7.2 GOVERNING LAW. This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 7.3 NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof if (i) personally delivered or mailed by registered mail, postage prepaid, or (ii) transmitted by facsimile (with a copy delivered by overnight courier) upon telephone confirmation of receipt of such transmission, as follows:

                  (a) if to the Loan Originator:

                                    FFCA Acquisition Corporation
                                    The Perimeter Center
                                    17207 North Perimeter Drive
                                    Scottsdale, Arizona  85255

                                    Attention:  Dennis L. Ruben
                                    Facsimile:  (602) 585-2226
                                    Confirmation:  (602) 585-4500

or, such other addresses, facsimile numbers and confirmation numbers as may hereafter be furnished to the Depositor in writing by the Loan Originator.

                  (b) if to the Depositor:

                                    FFCA Loan Warehouse Corporation
                                    The Perimeter Center
                                    17207 North Perimeter Drive
                                    Scottsdale, Arizona  85255

                                    Attention:  Dennis L. Ruben
                                    Facsimile:  (602) 585-2226
                                    Confirmation:  (602) 585-4500

or such other addresses, facsimile numbers and confirmation numbers as may hereafter be furnished to the Loan Originator in writing by the Depositor.

                  Section 7.4 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions of terms of this Purchase Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Purchase Agreement and shall in no way affect the validity of enforceability of the other provisions of this Purchase Agreement.

                  Section 7.5 COUNTERPARTS. This Purchase Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

                  Section 7.6 FURTHER AGREEMENTS. The Loan Originator and the Depositor each agree to execute and deliver to the other such amendments to documents and such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Purchase Agreement or in connection with the offering of securities representing interests in the Loans.

                  Section 7.7 INTENTION OF THE PARTIES. It is the intention of the parties, other than for federal, state and local income and franchise tax purposes, that the Depositor is purchasing, and the Loan Originator is selling, the Loans rather than pledging the Loans to secure a loan by the Depositor to the Loan Originator. The parties hereto each intend to treat the transaction for accounting purposes as a sale by the Loan Originator, and a purchase by the Depositor, of the Loans. The Depositor will have the right to review the Loans and the related Loan Files to determine the characteristics of the Loans which will affect the federal income tax consequences of owning the Loans and the Loan Originator will cooperate with all reasonable requests made by the Depositor in the course of such review.

                  Section 7.8 SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT. The Agreement shall bind and inure to the benefit of and be enforceable by the Loan Originator, the Depositor, the Indenture Trustee and the Noteholders. The obligations of the Loan Originator under this Purchase Agreement cannot be assigned or delegated to a third party without the consent of the Depositor, which consent shall be at the Depositor's sole discretion, except that the Depositor acknowledges and agrees that the Loan Originator may assign its obligations hereunder to any Person into which the Loan Originator is merged or any corporation resulting from any merger, conversion or consolidation to which the Loan Originator is a party or any Person succeeding to the business of the Loan Originator. The parties hereto acknowledge that the Depositor is acquiring the Loans for the purpose of contributing them to the Trust that will issue (i) the Trust Certificates representing undivided interests in such Loans and (ii) the Notes which will be secured by such Loans. As an inducement to the Depositor to purchase the Loans, the Loan Originator acknowledges and consents to the assignment by the Depositor to the Trust of all of the Depositor's rights against the Loan Originator pursuant to this Purchase Agreement and to the enforcement or exercise of any right or remedy against the Loan Originator pursuant to this Purchase Agreement by the Owner Trustee, for the benefit of the Issuer, under the Sale and Servicing Agreement. Such enforcement of a right or remedy by the Owner Trustee, for the benefit of the Issuer, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Depositor directly.

                  Section 7.9 SURVIVAL. The representations and warranties set forth in Article III and the provisions of Article V shall survive the purchase of the Loans hereunder.

                  Section 7.10 SUCCESSORS AND ASSIGNS . This Purchase Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  IN WITNESS WHEREOF, the Loan Originator and the Depositor have caused this Loan Purchase Agreement to be duly executed on their behalf by their respective officers thereunto duly authorized as of the day and year first above written.

                                FFCA LOAN WAREHOUSE CORPORATION,
                                   as Depositor


                                By:   /s/ Dennis L. Ruben
                                   ---------------------------------------
                                      Name:  Dennis L. Ruben
                                      Title:    Executive Vice President


                                FFCA ACQUISITION CORPORATION,
                                   as Loan Originator


                                By:   /s/ Dennis L. Ruben
                                   ---------------------------------------
                                      Name:  Dennis L. Ruben
                                      Title:    Executive Vice President

STATE OF ARIZONA            )
                            )   ss.:
COUNTY OF MARICOPA          )


                  On the 12th day of August, 1998 before me, a Notary Public in and for said State, personally appeared Dennis L. Ruben, known to me to be an Executive Vice President of FFCA LOAN WAREHOUSE CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  /s/ Mary E. Lorenz
                                  ----------------------------------------------
                                  Notary Public

STATE OF ARIZONA            )
                            )   ss.:
COUNTY OF MARICOPA          )


                  On the 12th day of August, 1998 before me, a Notary Public in and for said State, personally appeared Dennis L. Ruben, known to me to be an Executive Vice President of FFCA ACQUISITION CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                  /s/ Mary E. Lorenz
                                  ----------------------------------------------
                                  Notary Public

                                    EXHIBIT A

                             FORM OF LPA ASSIGNMENT
                             ----------------------